Direxion Currency Trends Strategy Plus Fund
(formerly Currency Trends Strategy Fund)
Class A (DXFTX)
Class C (DXFCX)
Institutional Class (DXFIX)

Direxion Long/Short Global IPO Fund
Class A (DXIIX)
Class C (DXGCX)
Institutional Class (DXIPX)

Each a Series of the
DIREXION FUNDS

Supplement dated September 7, 2012
to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)
dated February 1, 2012, as supplemented May 31, 2012 and August 31, 2012

The Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC (“Rafferty”), the Trust’s adviser, for the Direxion Currency Trends Strategy Plus Fund and the Direxion Long/Short Global IPO Fund (each a “Fund” and collectively the “Funds”), has determined to liquidate and terminate the Funds.  Due to each Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, hindering their ability to operate efficiently, Rafferty informed the Board that each Fund could not continue to conduct its business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Funds.  The Funds will be closed to new investments as of the close of regular trading on the New York Stock Exchange (“NYSE”) on or about October 12, 2012.  The Funds’ assets will be converted to cash on or about October 17, 2012.  The Funds will no longer pursue their stated investment objectives after October 17, 2012 and the Funds may no longer pursue their investment objective if their net assets fall below $2 million at any time prior to October 17, 2012.  The Funds will be liquidated on October 24, 2012 (the “Liquidation Date”).

As of the close of regular trading on the NYSE on or about October 12, 2012, shareholders will not be permitted to purchase additional shares of the Funds (except purchases made through reinvestment of dividends, if any).  Any shareholder who has not redeemed shares of each Fund, or exchanged them for shares of other investment series of the Trust, prior to the Liquidation Date will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of the Liquidation Date.

For more information, please contact the Funds at (866) 851-0511.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.